UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 9, 2004.
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)

         New York                       1-4383                    14-1387171
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 8.01 Other Events.

On November 9, 2004, Espey Mfg. & Electronics Corp. (the "Company") issued a press release, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference, regarding the death of William Greene. Mr. Greene, 74, was a member of the board of directors since 1992 and had been nominated for re-election at the upcoming Annual Meeting of Shareholders scheduled for November 12, 2004.

In due course after the Annual Meeting, the Company's Nominating Committee will consider recommending the nomination of a candidate to fill this newly created vacancy on the board of directors.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Document
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99.1              Press Release dated November 9, 2004





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESPEY MFG. & ELECTRONICS CORP.


                                        /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer


Dated: November 9, 2004